Weyerhaeuser Company		Exhibit 99.2
Q1.2016 Analyst Package
Preliminary results, subject to audit

The balances presented as of and for the quarter ended March 31, 2016 reflect the balances and results of operations acquired in our merger with Plum Creek Timber, Inc. for the period from the merger date of February 19, 2016 to March 31, 2016.

Consolidated Statement of Operations

in millions	Q4	Q1
	December 31, 2015	March 31, 2016	March 31, 2015
Net sales	$1,741	$1,835	$1,727
Cost of products sold	1,390	1,475	1,385
Gross margin	351	360	342
Selling expenses	30	27	28
General and administrative expenses	84	85	74
Research and development expenses	7	6	5
Charges for integration and restructuring, closures and asset impairments	24	117	14
Other operating costs (income), net	(11)	(61)	21
Operating income	217	186	200
Equity earnings (loss) from joint ventures	(87)	3	(6)
Interest income and other	9	9	9
Interest expense, net of capitalized interest	(88)	(97)	(83)
Earnings before income taxes	51	101	120
Income taxes	19	(20)	(19)
Net earnings	70	81	101
Dividends on preference shares	(11)	(11)	(11)
Net earnings attributable to Weyerhaeuser common shareholders	$59	$70	$90

Per Share Information

	Q4	Q1
	December 31, 2015	March 31, 2016	March 31, 2015
Earnings per share attributable to Weyerhaeuser common shareholders, basic and diluted	$0.11	$0.11	$0.17
Dividends paid per common share	$0.31	$0.31	$0.29
Weighted average shares outstanding (in thousands):
Basic	511,175	632,004	523,426
Diluted	514,167	634,872	527,423
Common shares outstanding at end of period (in thousands)	510,483	759,044	518,735

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q4	Q1
	December 31, 2015	March 31, 2016	March 31, 2015
Net earnings	$70	$81	$101
Equity (earnings) loss from joint ventures	87	(3)	6
Interest income and other	(9)	(9)	(9)
Interest expense, net of capitalized interest	88	97	83
Income taxes	(19)	20	19
Operating income	217	186	200
Depreciation, depletion and amortization	120	142	123
Basis of real estate sold	5	17	10
Non-operating pension and postretirement credits	(3)	(12)	(3)
Special items	22	80	13
Adjusted EBITDA*	$361	$413	$343
*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Effective for the quarter ended March 31, 2016, we have revised our definition of Adjusted EBITDA to add back the basis of real estate sold. We have revised our prior-period presentation to conform to our current reporting.
Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, pension and postretirement costs not allocated to business segments and special items. Adjusted EBITDA excludes results from joint ventures.
Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Weyerhaeuser Company
Q1.2016 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	March 31, 2016	December 31, 2015

ASSETS
Current assets:
Cash and cash equivalents	$415	$1,012
Receivables, less allowances	578	487
Receivables for taxes	25	30
Inventories	677	568
Prepaid expenses and other current assets	135	77
Total current assets	1,830	2,174
Property and equipment, net	2,763	2,572
Construction in progress	223	195
Timber and timberlands at cost, less depletion charged to disposals	14,548	6,480
Minerals and mineral rights, net	325	14
Investments in and advances to joint ventures	1,011	74
Goodwill	40	40
Deferred tax assets	15	4
Other assets	409	302
Restricted financial investments held by variable interest entities	615	615
Total assets	$21,779	$12,470

LIABILITIES AND EQUITY
Current liabilities:
Notes payable	$4	$4
Accounts payable	385	326
Accrued liabilities	595	545
Total current liabilities	984	875
Note payable to timberland venture	835	—
Long-term debt	7,803	4,875
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511
Deferred income taxes	71	86
Deferred pension and other postretirement benefits	983	987
Other liabilities	311	267
Total liabilities	11,498	7,601
Total equity	10,281	4,869
Total liabilities and equity	$21,779	$12,470

Weyerhaeuser Company
Q1.2016 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q4	Q1
	December 31, 2015	March 31, 2016	March 31, 2015
Cash flows from operations:
Net earnings	$70	$81	$101
Noncash charges (credits) to income:
Depreciation, depletion and amortization	120	142	123
Basis of real estate sold	5	17	10
Deferred income taxes, net	(10)	18	13
Pension and other postretirement benefits	10	4	10
Share-based compensation expense	9	24	8
Charges for impairment of assets	1	—	13
Equity (earnings) loss from joint ventures	87	(3)	6
Net gains on dispositions of assets and operations	(8)	(41)	(16)
Foreign exchange transaction (gains) losses	6	(13)	29

Change in:
Receivables less allowances	58	(47)	(16)
Receivable for taxes	(16)	10	2
Inventories	19	(43)	(57)
Prepaid expenses	5	(1)	(11)
Accounts payable and accrued liabilities	12	(70)	(91)
Pension and postretirement contributions	(24)	(17)	(20)
Distributions received from joint ventures	15	5	—
Other	(20)	(19)	(17)
Net cash from operations	339	47	87

Cash flows from investing activities:
Capital expenditures:
Purchases of property and equipment	(167)	(57)	(71)
Timberlands reforestation costs	(7)	(16)	(18)
Acquisition of timberlands	(2)	(6)	(32)
Proceeds from sale of assets	12	70	2
Distributions received from joint ventures	—	24	—
Cash and cash equivalents acquired in the merger with Plum Creek	—	9	—
Other	1	—	—
Cash from (used in) investing activities	(163)	24	(119)

Cash flows from financing activities:
Cash dividends on common shares	(159)	(241)	(152)
Cash dividends on preference shares	(22)	—	—
Proceeds from issuance of long-term debt	—	1,098	—
Payments of long-term debt	—	(720)	—
Repurchase of common stock	(34)	(798)	(253)
Other	3	(7)	15
Cash from financing activities	(212)	(668)	(390)

Net change in cash and cash equivalents	(36)	(597)	(422)
Cash and cash equivalents at beginning of period	1,048	1,012	1,580
Cash and cash equivalents at end of period	$1,012	$415	$1,158

Cash paid (received) during the year for:
Interest, net of amount capitalized	$57	$125	$114
Income taxes	$10	$(13)	$1

Noncash investing and financing activities:
Equity issued as consideration for our merger with Plum Creek	$—	$6,383	$—

Weyerhaeuser Company	Total Company Statistics
Q1.2016 Analyst Package
Preliminary results, subject to audit
Special Items Included in Net Earnings (income tax affected)

in millions	Q4	Q1
	December 31, 2015	March 31, 2016	March 31, 2015
Net earnings attributable to Weyerhaeuser common shareholders	$59	$70	$90
Plum Creek merger-related costs	14	98	—
Gain on sale of non-strategic asset	—	(22)	—
Restructuring, impairments and other charges	5	4	9
Impairment charge recorded by equity method affiliate	56	—	—
Tax adjustments	(13)	—	—
Net earnings attributable to Weyerhaeuser common shareholders before special items	$121	$150	$99

	Q4	Q1
	December 31, 2015	March 31, 2016	March 31, 2015
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.11	$0.11	$0.17
Plum Creek merger-related costs	0.03	0.15	—
Gain on sale of non-strategic asset	—	(0.03)	—
Restructuring, impairments and other charges	0.01	0.01	0.02
Impairment charge recorded by equity method affiliate	0.12	—	—
Tax adjustments	(0.03)	—	—
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.24	$0.24	$0.19

Selected Total Company Items

in millions	Q4	Q1
	December 31, 2015	March 31, 2016	March 31, 2015
Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$13	$11	$13
Pension and postretirement credits not allocated	(3)	(12)	(3)
Accelerated pension costs included in Plum Creek merger-related costs (not allocated)	—	5	—
Total company pension and postretirement costs	$10	$4	$10

Cash spent for capital expenditures	$(174)	$(73)	$(89)

Weyerhaeuser Company		Timberlands Segment
Q1.2016 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q4.2015	Q1.2016	Q1.2015
Sales to unaffiliated customers		$312	$387	$323
Intersegment sales		205	222	228
Total net sales		517	609	551
Cost of products sold		390	459	395
Gross margin		127	150	156
Selling expenses		1	1	2
General and administrative expenses		21	28	21
Research and development expenses		6	4	3
Other operating income, net		(8)	(12)	(9)
Operating income		107	129	139
Interest income and other		—	—	—
Net contribution to earnings		$107	$129	$139

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q4.2015	Q1.2016	Q1.2015
Operating income		$107	$129	$139
Depreciation, depletion and amortization		53	70	53
Adjusted EBITDA*		$160	$199	$192
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

		Q4.2015	Q1.2016	Q1.2015
Total decrease (increase) in working capital (1)		$4	$(53)	$(26)
Cash spent for capital expenditures		$(17)	$(20)	$(24)
(1) Working capital does not include cash balances. Represents the change in combined working capital of Timberlands and Real Estate & ENR.

Segment Statistics(2)

		Q4.2015	Q1.2016	Q1.2015
Third Party Net Sales (millions)	Delivered logs:
	West	$203	$215	$210
	South	61	101	58
	North	—	13	—
	Canada	7	7	8
	Total delivered logs	271	336	276
	Stumpage and pay-as-cut timber	10	15	4
	Products from international operations	18	16	24
	Recreational and other lease revenue	7	6	6
	Other	6	14	13
	Total	$312	$387	$323
Delivered Logs Third Party Sales Realizations (per ton)	West	$101.54	$100.71	$104.36
	South	$36.87	$35.59	$37.08
	North	$—	$59.31	$—
	Canada	$43.06	$42.98	$43.43
	International	$16.60	$15.73	$17.55
Delivered Logs Third Party Sales Volumes (tons, thousands)	West (conversion factor of 1.056 m3 = 1 ton)	2,005	2,133	2,008
	South (conversion factor of 0.818 m3 = 1 ton)	1,636	2,844	1,555
	North	—	210	—
	Canada (conversion factor of 1.244 m3 = 1 ton)	167	169	196
	International (conversion factor of 0.907 m3 = 1 ton)	158	146	165
	Total	3,966	5,502	3,924
Fee Harvest Volumes (tons, thousands)	West (conversion factor of 1.056 m3 = 1 ton)	2,596	2,801	2,757
	South (conversion factor of 0.818 m3 = 1 ton)	3,565	5,030	3,341
	North	—	260	—
	International (conversion factor of 0.907 m3 = 1 ton)	255	299	263
	Total	6,416	8,390	6,361
(2) The Western region includes Washington and Oregon. The Southern region includes Virginia, North Carolina, South Carolina, Florida, Georgia, Alabama, Mississippi, Louisiana, Arkansas, Texas and Oklahoma. The Northern region includes West Virginia, Maine, New Hampshire, Vermont, Michigan, Wisconsin and Montana.

Weyerhaeuser Company		Real Estate, Energy and Natural Resources Segment
Q1.2016 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q4.2015	Q1.2016	Q1.2015
Total net sales		$32	$39	$34
Cost of products sold		5	20	10
Gross margin		27	19	24
General and administrative expenses		3	4	1
Other operating income, net		(3)	—	—
Operating income		27	15	23
Equity earnings (loss) from joint ventures(1)		—	—	—
Interest income and other		—	—	—
Net contribution to earnings		$27	$15	$23
(1) Equity earnings (loss) from joint ventures attributed to the Real Estate and ENR segment are generated from our investments in our real estate development ventures.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q4.2015	Q1.2016	Q1.2015
Operating income		27	15	23
Depreciation, depletion and amortization		1	2	—
Basis of real estate sold		5	17	10
Adjusted EBITDA*		$33	$34	$33
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

		Q4.2015	Q1.2016	Q1.2015
Cash spent for capital expenditures		$—	$—	$—

Segment Statistics

		Q4.2015	Q1.2016	Q1.2015
Net Sales (millions)	Real Estate	$25	$30	$27
	Energy and natural resources	$7	$9	$7
Acres sold	Real Estate	6,765	15,225	14,375
Price per acre	Real Estate	$3,450	$1,980	$1,820

Weyerhaeuser Company		Wood Products Segment
Q1.2016 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q4.2015	Q1.2016	Q1.2015
Sales to unaffiliated customers		$922	$979	$923
Intersegment sales		21	22	19
Total net sales		943	1,001	942
Cost of products sold		841	862	829
Gross margin		102	139	113
Selling expenses		25	22	23
General and administrative expenses		28	27	27
Research and development expenses		—	1	—
Restructuring, closures and impairment		9	1	—
Other operating costs (income), net		—	1	1
Operating income		40	87	62
Interest income and other		—	—	—
Net contribution to earnings		$40	$87	$62

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q4.2015	Q1.2016	Q1.2015
Operating income		$40	$87	$62
Depreciation, depletion and amortization		27	30	26
Special items		8	—	—
Adjusted EBITDA*		$75	$117	$88
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q4.2015	Q1.2016	Q1.2015
Restructuring, impairments, and other charges		$(8)	$—	$—

Selected Segment Items

		Q4.2015	Q1.2016	Q1.2015
Total decrease (increase) in working capital (1)		$79	$(132)	$(99)
Cash spent for capital expenditures		$(122)	$(29)	$(37)
(1) Working capital does not include cash balances.

Segment Statistics

in millions, except for third-party sales realizations		Q4.2015	Q1.2016	Q1.2015
Structural Lumber (board feet)	Third party net sales	$402	$419	$434
	Third party sales realizations	$360	$364	$403
	Third party sales volumes(2)	1,114	1,152	1,075
	Production volumes	1,035	1,129	1,043
Engineered Solid Section (cubic feet)	Third party net sales	$105	$109	$94
	Third party sales realizations	$1,987	$1,971	$1,965
	Third party sales volumes(2)	5.3	5.5	4.8
	Production volumes	5.1	5.6	5.0
Engineered I-joists (lineal feet)	Third party net sales	$68	$66	$61
	Third party sales realizations	$1,515	$1,507	$1,510
	Third party sales volumes(2)	45	44	41
	Production volumes	44	46	43
Medium Density Fiberboard (square feet 3/4')	Third party net sales	$—	$20	$—
	Third party sales realizations	$—	$660	$—
	Third party sales volumes(2)	—	30	—
	Production volumes	—	25	—
Oriented Strand Board (square feet 3/8')	Third party net sales	$160	$163	$137
	Third party sales realizations	$221	$214	$196
	Third party sales volumes(2)	723	759	700
	Production volumes	697	749	704
Softwood Plywood (square feet 3/8')	Third party net sales	$27	$35	$33
	Third party sales realizations	$308	$317	$366
	Third party sales volumes(2)	91	110	89
	Production volumes	57	88	61
(2) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

	Weyerhaeuser Company	Cellulose Fibers Segment
	Q1.2016 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q4.2015	Q1.2016	Q1.2015
	Total net sales	$475	$430	$447
	Cost of products sold	393	386	394
	Gross margin	82	44	53
	Selling expenses	4	4	3
	General and administrative expenses	17	18	17
	Research and development expenses	1	1	2
	Other operating income, net	(7)	(9)	(8)
	Operating income	67	30	39
	Equity loss from joint venture(1)	(87)	(2)	(6)
	Net contribution to earnings	$(20)	$28	$33
(1) Equity loss from joint ventures attributed to the Cellulose Fibers segment are generated from our investment in our newsprint and publishing papers venture. Q4 2015 includes an $84 million non-cash charge for our share of an asset impairment recorded by this venture.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q4.2015	Q1.2016	Q1.2015
	Operating income	67	30	39
	Depreciation, depletion and amortization	38	38	39
	Adjusted EBITDA*	$105	$68	$78
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q4.2015	Q1.2016	Q1.2015
	Impairment charge recorded by Newsprint Venture	$(84)	$—	$—

Selected Segment Items

		Q4.2015	Q1.2016	Q1.2015
	Total decrease (increase) in working capital (2)	$(13)	$(2)	$40
	Cash spent for capital expenditures	$(33)	$(22)	$(27)
(2) Working capital does not include cash balances.

Segment Statistics

		Q4.2015	Q1.2016	Q1.2015
Pulp (air-dry metric tons)	Third party net sales (millions)	$388	$351	$360
	Third party sales realizations	$800	$755	$854
	Third party sales volumes (thousands)	484	464	421
	Production volumes (thousands)	481	457	442
Liquid Packaging Board (metric tons)	Third party net sales (millions)	$73	$67	$74
	Third party sales realizations	$1,203	$1,068	$1,194
	Third party sales volumes (thousands)	61	63	62
	Production volumes (thousands)	63	64	60

Weyerhaeuser Company	Unallocated Items
Q1.2016 Analyst Package
Preliminary results, subject to audit

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and the elimination of intersegment profit in inventory, equity earnings from our Timberland Venture, and the LIFO reserve.

Contribution to Earnings

in millions	Q4.2015	Q1.2016	Q1.2015
Unallocated corporate function expenses	$(7)	$(9)	$(9)
Unallocated share-based compensation	(4)	(2)	3
Unallocated pension & postretirement credits	3	12	3
Foreign exchange gains (losses)	(6)	13	(29)
Elimination of intersegment profit in inventory and LIFO	1	(6)	(12)
Gain on sale of non-strategic asset	—	36	—
Plum Creek merger-related costs	(14)	(110)	—
Restructuring, impairments and other charges	(1)	(6)	(14)
Other	4	(3)	(5)
Operating income (loss)	(24)	(75)	(63)
Equity earnings from joint venture(1)	—	5	—
Interest income and other	9	9	9
Net contribution to earnings	$(15)	$(61)	$(54)
(1) Equity earnings from joint venture included in Unallocated Items is generated from our investment in our timberland venture.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q4.2015	Q1.2016	Q1.2015
Operating income (loss)	(24)	(75)	(63)
Depreciation, depletion and amortization	1	2	5
Non-operating pension and postretirement credits	(3)	(12)	(3)
Special items	14	80	13
Adjusted EBITDA*	$(12)	$(5)	$(48)
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q4.2015	Q1.2016	Q1.2015
Gain on sale of non-strategic asset	$—	$36	$—
Plum Creek merger-related costs	(14)	(110)	—
Restructuring, impairments and other charges	—	(6)	(13)
Total	$(14)	$(80)	$(13)

Unallocated Selected Items

	Q4.2015	Q1.2016	Q1.2015
Cash spent for capital expenditures	$(2)	$(2)	$(1)